GOODWILL	12 Months Ended
Dec. 31, 2014
GOODWILL [Text Block]

6. GOODWILL

Goodwill by segment at December 31, 2014 and 2013 is as follows:

	December 31,		Exchange rate		December 31,
	2013	addition	adjustment	Impairment	2014
CBT Segment	$3,173,879	$6,152,243	$(116,000)	$-	$9,210,122
TIT Segment	24,545,990	-	(38,622)	(9,584,260)	14,923,108
Total	$27,719,869	$6,152,243	$(154,622)	$(9,584,260)	$24,133,230

In accordance with FASB ASC Topic 350, management reviews goodwill impairment annually or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Management used the discounted cash flow method to estimate the fair value of its reporting units. Determining the fair value of a reporting unit involves the use of significant estimates and assumptions, such as revenue growth rate, gross profit rate, and discount rate.

Based on the impairment test performed in 2014, step one of the test results indicated that the carrying amount of the TIT segment exceeded its fair value, and therefore an impairment of goodwill was probable. Management then determined the implied fair value of goodwill for the TIT segment. As a result, the Company recognized a goodwill impairment loss of $9.58 million in the TIT segment in 2014.

Based on the impairment test performed in 2012, step one of the test results indicated that the carrying amount of the CBT segment exceeded its fair value, and therefore an impairment of goodwill was probable. Management then determined the implied fair value of goodwill for the CBT segment. As a result, the Company recognized a goodwill impairment loss of $26.83 million in the CBT segment in 2012.